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                                                                   Exhibit 10.11

                              AMENDMENT NUMBER SIX
                                     to the
                  AMENDED AND RESTATED NOTE PURCHASE AGREEMENT,
                          dated as of November 25, 2003
                                      among
                         OPTION ONE OWNER TRUST 2001-2,
                      OPTION ONE LOAN WAREHOUSE CORPORATION
                                       and
                              BANK OF AMERICA, N.A.

          This AMENDMENT NUMBER SIX (this "Amendment") is made and is effective as of this 30th day of September, 2005 (the "Effective Date"), among Option One Owner Trust 2001-2 (the "Issuer"), Option One Loan Warehouse Corporation (the "Depositor") and Bank of America, N.A. ("BofA", and in its capacity as Purchaser, the "Purchaser") to the Amended and Restated Note Purchase Agreement, dated as of November 25, 2003, as amended (the "Note Purchase Agreement"), among the Issuer, the Depositor and the Purchaser.

                                    RECITALS

          WHEREAS, the Issuer has requested that the Purchaser agree to amend the Note Purchase Agreement to increase the Maximum Note Principal Balance from $3,000,000,000 to $3,500,000,000 and the Purchaser has agreed to make such amendments, subject to the terms and conditions of this Amendment.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants herein contained, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Any capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Note Purchase Agreement.

          SECTION 2. Amendment. As of the Effective Date, the definition of "Maximum Note Principal Balance" in Section 1.01 is hereby deleted in its entirety and replaced with the following:

          "Maximum Note Principal Balance" means, an amount equal to $3,500,000,000, less any reductions pursuant to Section 2.06 of the Sale and Servicing Agreement.

          SECTION 3. Representations. To induce the Purchaser to execute and deliver this Amendment, each of the Issuer and the Depositor hereby represents to the Purchaser that as of the date hereof, after giving effect to this Amendment, (a) all of its respective representations and warranties in the Note Purchase Agreement and the other Basic Documents are true and correct, and (b) it is otherwise in full compliance with all of the terms and conditions of the Note Purchase Agreement.


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          SECTION 4. Fees and Expenses. The Issuer and the Depositor jointly and severally covenant to pay as and when billed by the Purchaser all of the reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Purchaser, (ii) all reasonable fees and expenses of the Indenture Trustee and Owner Trustee and their counsel and (iii) all reasonable fees and expenses of the Custodian and its counsel.

          SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Note Purchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Note Purchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Note Purchase Agreement, any reference in any of such items to the Note Purchase Agreement being sufficient to refer to the Note Purchase Agreement as amended hereby.

          SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

          SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which when so executed shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 8. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2001-2 in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related document.


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                        OPTION ONE OWNER TRUST 2001-2

                                        By: Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            owner trustee


                                        By: /s/ Mary Kay Pupillo
                                            ------------------------------------
                                        Name: Mary Kay Pupillo
                                        Title: Assistant Vice President


                                        OPTION ONE LOAN WAREHOUSE CORPORATION


                                        By: /s/ CR Fulton
                                            ------------------------------------
                                        Name: Charles R. Fulton
                                        Title: Assistant Secretary


                                        BANK OF AMERICA, N.A.


                                        By: /s/ Christopher G. Young
                                            ------------------------------------
                                        Name: Christopher G. Young
                                        Title: Vice President

        [Signature Page to Amendment Six to the Amended and Restated Note
                               Purchase Agreement]